DAYDAY COOK

NUMBER

SHARES

CLASS A ORDINARY SHARES

DDC ENTERPRISE LIMITED

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G276AC 10 1

THIS CERTIFIES THAT:

SPECIMEN - NOT NEGOTIABLE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES OF $0.016 PAR VALUE EACH, OF

DDC ENTERPRISE LIMITED

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Company and the facsimile signature of its duly authorized officer.

DATED:

DDC ENTERPRISE LIMITED
CORPORATE
SEAL
2015
CAYMAN ISLANDS

SPECIMEN
NOT NEGOTIABLE

CEO & CHAIRWOMAN

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC
BROOKLYN, NY
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	*as tenants in common*
TEN ENT	-	*as tenants by the entireties*
JT TEN	-	*as joint tenants with right of survivorship and not as tenants in common*

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*
of the shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

____
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____
The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.